EXHIBIT 4.1
                        FORM OF COMMON STOCK CERTIFICATE


NUMBER                                                                    SHARES
                       WIN OR LOSE ACQUISITION CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                                  CUSIP ________

       THIS CERTIFIES THAT:

Is the owner of:

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER
                  SHARE OF WIN OR LOSE ACQUISITION CORPORATION


(hereinafter called the "Corporation"), transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation (copies of which are on file at the office of the Transfer Agent of the Corporation), to all of which the holder by acceptance hereof assents.

       Witness  the  facsimile  seal  of  the   Corporation  and  the  facsimile
signatures of its duly authorized officers.

Dated:

     Sally Fonner                  [SEAL]                        RACHEL A. FEFER
     President                                                   SECRETARY

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        -  as tenants in common                        unif gift min act - _________ custodian _________
TEN ENT        - as tenants by the entireties                                          (cust)                (minor)
JT TEN         - as joint tenants with right of               under uniform gifts to minors
                 survivorship and not as tenants act          ______________
                 in common                                         (state)

        Additional abbreviations may also be used though not in the above list.


For value received, ___________________ hereby sell, assign and transfer unto please insert social security or other
                identifying number of assignee



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(please print or typewrite name and address, including zip code, of assignee)


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_________________________________________________________shares
Of the capital stock represented by the within certificate; and do hereby Irrevocably constitute and appoint _____________________________________________
attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.


Dated ____________________


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NOTICE:  THE  SIGNATURE  TO THIS  ASSIGNMENT  MUST  CORRESPOND  WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.